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                                                                   Exhibit 10.3

                        SMITH-GARDNER & ASSOCIATES, INC.

                              AMENDED AND RESTATED

                         1998 EMPLOYEE STOCK OPTION PLAN

         Smith-Gardner & Associates, Inc. (the "Company") hereby adopts this Smith-Gardner & Associates, Inc. Amended and Restated 1998 Employee Stock Option Plan (the "Plan") the terms of which shall be as follows:

         1.       PURPOSE

         The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ of the Company or one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") unless such Option is granted to an employee of the Company or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

         2.       ADMINISTRATION

                  (a) BOARD. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company's Articles of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

                  (b) COMMITTEE. The Board may from time to time appoint a committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (the "Exchange Act") and an "outside


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director" for purposes of Section 162(m) of the Code. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Articles of Incorporation and Bylaws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Articles of Incorporation and Bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

                  (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

                  (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

         3.       STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.01 par value, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,500,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

         4.       ELIGIBILITY

         Options may be granted under the Plan to any employee or non-employee director of, or any consultant or other independent contractor who provides services to, the Company, a Subsidiary or any other entity in which the Company has a significant equity or other interest as determined by the Board (an "Affiliate"). The maximum number of shares of Stock subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of the Company or any Subsidiary or Affiliate whose compensation is or may be subject to Code section 162(m) is 1,000,000 shares (subject to adjustment as provided in Section 17 hereof). An individual may hold more than one Option, subject to such restrictions as are provided herein.



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         5.       EFFECTIVE DATE AND TERM OF THE PLAN

                  (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board and approval of the stockholders of the Company, which date is set forth below.

                  (b) TERM. The Plan shall terminate on the date 10 years from the effective date.

         6.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine. The date on which the Board approves or ratifies the grant of an Option (or if the grant is ratified by the Board or Committee such earlier date as is specified by the Board or Committee) shall be considered the date on which such Option is granted.

         7.       LIMITATION ON INCENTIVE STOCK OPTIONS

         An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

         8.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine and with such restrictions including, covenants not to compete, as the Board or Committee may from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option Agreements shall comply with all terms of the Plan.

         9.       OPTION PRICE

         The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be not less than 100 percent of the fair market value (as defined below) of a share of the Stock; PROVIDED, HOWEVER, that in the event that the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Section 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value (as defined


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below) of a share of Stock at the time such Option is granted. The fair market value of a share of Stock on any date of reference shall mean the "Closing Price" (as defined below) of the Stock on the business day immediately preceding such date, unless the Board or the Committee in its sole discretion shall determine otherwise. For the purpose of determining fair market value, the "Closing Price" of the Stock on any business day shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Stock on at least five of the ten preceding days. If none of (i) , (ii) or (iii) above is applicable, then fair market value shall be determined in good faith by the Committee or the Board, and the Committee or the Board may determine such fair market value as of any date that is not more than one year prior to the date for which such determination is being made.

         10.      TERM AND EXERCISE OF OPTIONS

                  (a) OPTION PERIOD. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

                  (b) VESTING AND LIMITATIONS ON EXERCISE. Except as otherwise provided herein, each Option shall become exercisable with respect to 25% of the total number of shares subject to the Option on the date that is 12 months after the date of its grant (the "Vesting Date") and with respect to an additional 25% of the number of such shares on each of the next three succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; PROVIDED, HOWEVER, that any vesting requirement or other such limitation on the exercise



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of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in
Section 5 above.

                  (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Chief Financial Officer of the Company, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash, by certified or official bank check or by money order or, in the Committee's sole discretion, by personal check; (ii) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to the Company on such terms as shall be set out in such Option Agreement; or (iii) by a combination of the methods described in (i) and (ii). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (d) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), except as the Board shall otherwise provide in an Option Agreement with respect to an Option granted under the Plan, all outstanding Options shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 10(b) above, and, unless waived in advance of such Change in Control by the Board, each Optionee who is a director, an employee or a consultant of the Company or a Subsidiary or Affiliate at the time of such Change in Control shall have the right to require the Company to pay, in cancellation of such Option, an amount equal to the product of (i) the excess of (x) the fair market value per share of the Stock over (y) the Option Price times (ii) the number of shares of Stock specified by the Optionee in a written notice to the Company (up to the full number of shares of Stock then subject to such Option). For purposes of the Plan, a "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the



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election of directors of the issued and outstanding stock of the Company (except that no Change in Control shall be deemed to have occurred if the persons who were stockholders of the Company immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (b) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10(d) shall be remitted by the Company in cash or by certified or bank check, reduced by applicable tax withholding.

         11.      TRANSFERABILITY OF OPTIONS

         No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Optionee may transfer an Option that is not intended to constitute an Incentive Stock Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift to a member of the "Family" (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code sections 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Agreement. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an Incentive Stock Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Incentive Stock Option.

         12.      TERMINATION OF EMPLOYMENT OR SERVICE

         Upon the termination of the employment or other service of an Optionee with the Company, a Subsidiary or an Affiliate, any Option that was not vested and exercisable on the date of the termination of such Optionee's employment shall expire and be forfeited as of such date, and any Option that was vested and exercisable on the date of the termination of such Optionee's employment shall expire and be forfeited as of such date, except (i) as set forth in
Section 13 below, and (ii) that if any Optionee is terminated other than for "cause", such Optionee's Option shall expire three months after the date of such termination. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with the Company, any Subsidiary or Affiliate, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to
Section 10(b) above. Whether a leave



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of absence or leave on military or government service shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of this Plan, "cause" shall mean (i) an Optionee's theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company, an Optionee's perpetration or attempted perpetration of fraud, or an Optionee's participation in a fraud or attempted fraud, on the Company or an Optionee's unauthorized appropriation of, or an Optionee's attempt to misappropriate, any tangible or intangible asset or property of the Company,
(ii) any act or acts of disloyalty, misconduct or moral turpitude by an Optionee materially injurious to the interest, property, operations, business or reputation of the Company or an Optionee's conviction of a crime the commission of which results in injury to the Company, or (iii) an Optionee's failure or inability (other than by reason of "permanent and total disability") to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company, in each case as determined by the Board or the Committee.

         13.      RIGHTS IN THE EVENT OF DEATH OR DISABILITY

                  (a) DEATH. If an Optionee dies while in the employ or service of the Company, a Subsidiary or an Affiliate or within the period following the termination of employment or service during which the Option is exercisable under Section 13(b) below, all Options held by such Optionee prior to death shall become immediately vested and exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; PROVIDED, HOWEVER, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to
Section 10(b) above.

                  (b) DISABILITY. If an Optionee terminates employment or service with the Company, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within one year after such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service; provided, however, that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of employment or service of the Optionee with the Company, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment or service is to be considered by reason of "permanent and



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total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

         14.      USE OF PROCEEDS

         The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

         15.      REQUIREMENTS OF LAW

                  (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

                  (b) COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

         16.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; PROVIDED, HOWEVER, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Company, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 17 hereof) or



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modify the Plan so that Options granted under the Plan could not satisfy the applicable requirements of Code section 162(m). Except as permitted under
Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

         17.      EFFECT OF CHANGES IN CAPITALIZATION

                  (a) RECAPITALIZATION. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  (b) REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

                  (c) DISSOLUTION OR LIQUIDATION; REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Company, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 17(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to
Section 10(b) above. In connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the



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surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of the Company, unless the Board or the Committee otherwise determines the Company and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 17(c) to all individuals who hold Options not later than the time at which the Company gives notice to its stockholders that such event is proposed.

                  (d) ADJUSTMENTS. Adjustments under this Section 17 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (e) NO LIMITATIONS ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         18.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company, any Subsidiary or an Affiliate, or to interfere in any way with the right and authority of the Company, any Subsidiary or an Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company, any Subsidiary or an Affiliate.

         19.      NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

                                      * * *

         This Plan was duly adopted and approved by the Board of Directors and all of the Stockholders of the Company effective as of the 15th day of January, 1999.



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